Exhibit 99.2

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Everett Spinco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Everett Spinco, Inc. upon completion of the spin-off and merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

By:	/s/ Mukesh Aghi
Name:	Mukesh Aghi

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Everett Spinco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Everett Spinco, Inc. upon completion of the spin-off and merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

By:	/s/ Amy E. Alving
Name:	Amy E. Alving

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Everett Spinco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Everett Spinco, Inc. upon completion of the spin-off and merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

By:	/s/ David Herzog
Name:	David Herzog

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Everett Spinco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Everett Spinco, Inc. upon completion of the spin-off and merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

By:	/s/ Sachin Lawande
Name:	Sachin Lawande

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Everett Spinco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Everett Spinco, Inc. upon completion of the spin-off and merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

By:	/s/ J. Michael Lawrie
Name:	J. Michael Lawrie

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Everett Spinco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Everett Spinco, Inc. upon completion of the spin-off and merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

By:	/s/ Julio A. Portalatin
Name:	Julio A. Portalatin

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Everett Spinco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Everett Spinco, Inc. upon completion of the spin-off and merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

By:	/s/ Peter Rutland
Name:	Peter Rutland

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Everett Spinco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Everett Spinco, Inc. upon completion of the spin-off and merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

By:	/s/ Manoj P. Singh
Name:	Manoj P. Singh

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Everett Spinco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Everett Spinco, Inc. upon completion of the spin-off and merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

By:	/s/ Margaret C. Whitman
Name:	Margaret C. Whitman

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Everett Spinco, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Everett Spinco, Inc. upon completion of the spin-off and merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

By:	/s/ Robert F. Woods
Name:	Robert F. Woods